Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8776%



        Excess Protection Level
          3 Month Average  5.37%
          August, 1998  6.31%
          July, 1998  5.13%
          June, 1998  4.67%


        Cash Yield                                  19.08%


        Investor Charge Offs                        5.09%


        Base Rate                                   7.68%


        Over 35 Day Delinquency                     5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,395,888,446.37